UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 30, 2018

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02           RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 30, 2018, Waddell & Reed Financial, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the fiscal quarter ended December 31, 2017 (the “Press Release”).  A copy of the Press Release is furnished as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01           REGULATION FD DISCLOSURE.

The Press Release refers to certain supplemental information regarding the prior period impact of the Company’s change in accounting for its pension plan, a copy of which is furnished as Exhibit 99.2 hereto and incorporated herein by reference.  This supplemental information will also be posted on the “Investor Relations” section of the Company’s Web site at ir.waddell.com.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 30, 2018

99.2	Supplemental Information Regarding Impact of Pension Accounting Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: January 30, 2018	By:	/s/ Brent K. Bloss
Senior Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer